UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2005

Coastal Caribbean Oils & Minerals, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-4668	NONE

State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Clarendon House, Church Street, Hamilton HM DX, BERMUDA	NONE

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 295-1422

N/A

(Former name or former address, if changed since last report.)

This is page 1 of 2.

FORM 8-K

COASTAL CARIBBEAN OILS & MINERALS, LTD.

Item 8.01          Other Events

          On May 16, 2005, Coastal Caribbean Oils & Minerals, Ltd. (“Company”) issued a press release announcing that it has joined with its subsidiary Coastal Petroleum Company (“Coastal Petroleum”) and royalty holders that have intervened in Coastal Petroleum’s recent litigation, in discussions with the State of Florida regarding Coastal Petroleum’s Florida Leases.  It is expected that these discussions will address the settlement of all related claims of the Company for leases of lands in the Gulf of Mexico.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COASTAL CARIBBEAN OILS & MINERALS, LTD.
(Registrant)

By:	/s/ Phillip W. Ware

Phillip W. Ware
President

Date: May 16, 2005

INDEX TO EXHIBITS

Exhibit
No.	Description

99.1	Press Release

99.1	Press Release

Coastal Caribbean Oils & Minerals, Ltd.

FOR IMMEDIATE RELEASE

STATE OF FLORIDA IN DISCUSSIONS WITH COASTAL PETROLEUM

APALACHICOLA, FL, May 16, 2005 -- Coastal Caribbean Oils & Minerals, Ltd. (“Coastal Caribbean or the Company”) [OTC Bulletin Board: COCBE.OB] announced that it has joined with its subsidiary Coastal Petroleum Company (“Coastal Petroleum”) and royalty holders that have intervened in Coastal Petroleum’s recent litigation, in discussions with the State of Florida regarding Coastal Petroleum’s Florida Leases.  The Florida Legislature has recently passed an appropriations bill in which the Department of Environmental Protection (department) was authorized “to request a budget amendment . . . to transfer up to $12,500,000 from the Working Capital Fund to the Internal Improvement Trust Fund in the department.  The department is authorized to request up to $12,500,000 in budget authority from the Internal Improvement Trust Fund.  These monies shall be used to settle all related claims with the Coastal Petroleum Company for leases of sovereignty lands in the Gulf of Mexico, and shall require specific approval by the Legislative Budget Commission.”

          The Internal Improvement Trust Fund is the entity in the State charged with authority over State lands and it is headed by the Governor and Cabinet as Trustees of the Internal Improvement Trust Fund.  The Legislative Budget Commission is a standing joint committee of the Florida Legislature created to review and approve or disapprove agency requests to amend original approved budgets, review agency spending plans and take other actions related to the fiscal matters of the state.  Both the Trustees and the Commission meet regularly.

          The Company will issue future press releases regarding the status of the discussions as more information becomes available.  The Company expects to issue its Form 10K for the year ended December 31, 2004, shortly.

          Statements included in this press release which are not historical in nature are intended to be forward looking statements.  The Company cautions readers that forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward looking statements.

Contact:  Phillip W. Ware, at (850) 421-2024.